UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2011
Mistras Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34481	22-3341267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 Clarksville Road Princeton Junction, New Jersey (Address of principal executive offices)	08550 (Zip Code)
Registrant’s telephone number, including area code: (609) 716-4000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-1.1
EX-5.1
EX-99.1
EX-99.2

Item 1.01. Entry into a Material Definitive Agreement.
     On May 5, 2011, Mistras Group, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (the “Underwriters”), and the selling stockholder named therein (the “Selling Stockholder”), relating to a public offering (the “Offering”) of 2,764,401 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), by the Selling Stockholder and 500,000 shares of Common Stock by the Company. In addition, under the terms of the Underwriting Agreement, the Company granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 489,660 shares of Common Stock to cover overallotments, if any. On May 6, 2011, the Underwriters exercised in full the option to purchase an additional 489,660 shares of Common Stock. The price to the public in the Offering was $16.00 per share. The Company will not receive any of the proceeds from the sale of the shares of Common Stock by the Selling Stockholder. The net proceeds to the Company from the sale of 989,660 shares of Common Stock in the Offering will be approximately $14.7 million, after deducting the underwriting discounts and commissions and estimated Offering expenses payable by the Company.
     The Offering is expected to close on May 11, 2011, subject to the satisfaction of customary closing conditions. The Offering is being made pursuant to a prospectus supplement dated May 5, 2011 and an accompanying base prospectus dated April 22, 2011, pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-173513), which was initially filed with the Securities and Exchange Commission (the “Commission”) on April 14, 2011 and declared effective by the Commission on April 22, 2011.
     A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this report and is incorporated by reference herein, and the foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit. A copy of the opinion of Fulbright & Jaworski L.L.P. relating to the legality of the issuance and sale of Common Stock in the Offering is attached as Exhibit 5.1 to this report. This Current Report on Form 8-K is being filed for the purpose of filing Exhibit 1.1, Exhibit 5.1 and Exhibit 23.1 as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.
     The Company’s press release announcing the Offering is attached hereto as Exhibit 99.1. The Company’s press release announcing the pricing of the Offering is attached hereto as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

1.1	Underwriting Agreement dated May 5, 2011
5.1	Opinion of Fulbright & Jaworski L.L.P.
23.1	Consent of Fulbright & Jaworski L.L.P. (included in Exhibit 5.1 hereto)
99.1	Press Release dated May 2, 2011.
99.2	Press Release dated May 5, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2011	MISTRAS GROUP, INC.
	By:	/s/ Michael C. Keefe
		Name:	Michael C. Keefe
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated May 5, 2011
5.1	Opinion of Fulbright & Jaworski L.L.P.
23.1	Consent of Fulbright & Jaworski L.L.P. (included in Exhibit 5.1 hereto)
99.1	Press Release dated May 2, 2011.
99.2	Press Release dated May 5, 2011.